Raymond James Global Airline and Transportation Conference United Continental Holdings, Inc. November 6, 2014 Exhibit 99.1

Jim Compton Vice Chairman and Chief Revenue Officer

Safe Harbor Statement

Certain statements included in this investor update are forward-looking and thus reflect our current expectations and beliefs with respect to certain current and future events and financial performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,”
“will,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this report are based upon information available to us on the date of this report. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: our ability to comply with the terms of our various financing arrangements; the costs and availability of financing;
our ability to maintain adequate liquidity; our ability to execute our operational plans and revenue-generating initiatives, including optimizing our revenue; our ability to control our costs, including realizing benefits from our resource optimization efforts, cost reduction initiatives and fleet replacement programs; our ability to utilize our net operating losses; our ability to attract and retain customers; demand for transportation in the markets in which we operate; an outbreak of a disease that affects travel demand or travel behavior; demand for travel and the impact that global economic conditions have on customer travel patterns; excessive taxation and the inability to offset future taxable income; general economic conditions
(including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); economic and political instability and other risks of doing business globally; our ability to cost-effectively hedge against increases in the price of aircraft fuel; any potential realized or unrealized gains or losses related to fuel or currency hedging programs; the effects of any hostilities, act of war or terrorist attack; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; disruptions to our regional network; the costs and availability of aviation and other insurance; industry consolidation or changes in airline alliances; competitive pressures on pricing and on demand; our capacity decisions and the capacity decisions of our competitors; U.S. or foreign governmental legislation, regulation and other actions (including open skies agreements and environmental regulations); labor costs; our ability to maintain satisfactory labor relations and the results of the collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; weather conditions; the possibility that expected merger synergies will not be realized or will not be realized within the expected time period; and other risks and uncertainties set forth under Part I, Item 1A., Risk Factors, of UAL’s Annual Report on Form 10-K, as well as other risks and uncertainties set forth from time to time in the reports we file with the SEC.

Improving long-term shareholder value 4 Balance cash flow allocation Increase earnings 2x – 4x Generate ROIC greater than 10% Expand revenue Grow CASM less than inflation

UNITED EXPRESS

Welcome Aboard

United Wi-Fi keeps you connected.

UNITED

Taking action to expand revenue 5 Efficient capacity growth Improve core passenger revenue Grow ancillary revenue

Capacity discipline and efficient growth are central to our
strategy

United’s capacity vs.
U.S. GDP growth
(year-over-year)
Installing slimline economy seats
10 – 15% lighter
Install on ~350 aircraft by YE 2014
Up-gauging regional fleet
32 76-seat Embraer 175s, replacing
45 50-seaters by YE 2014
Adding new Pacific service and right-
sizing certain existing routes
2014E
0.2% - 0.4%
2013
2012
GDP United consolidated capacity
Drivers of capacity growth in 2014
Original FY14
capacity guidance
1% - 2%
2.3%
1.9%
2.8%
(1.4%)
(1.5%)
Sources: SEC filings and IHS Global Insight; 2014E capacity from October 23 Investor Update

Expect to grow capacity 1.5% to 2.5% in 2015; below US
GDP growth estimates

Drivers of capacity growth in 2015
3% to 4%
International
Pacific
3% to 5% YOY
Latin
4% to 6% YOY
Transatlantic
1% to 3% YOY
Domestic
0.5% - 1.5%
United’s 2015 capacity
Three initiatives contribute to consolidated
capacity growth in 2015:
50% due to slimline seats
Installed on ~450 aircraft by end of 2015
40% from more aircraft available to schedule
Equivalent to adding 11 mainline aircraft
10% driven by up-gauging regional aircraft
53 E175s replace ~90 50-seaters
US GDP source: IHS Global Insights

Mainline
Regional
Mainline
Regional

50 seats or fewer
70 seats
50 seats or fewer
70 seats
76 seats

Reducing dependence on smaller regional aircraft

~30%
~50%
YE 2012
31%
69%
Regional Fleet Mix
YE 2015
~40%
~60%
YE 2012
44%
56%
United Fleet Mix
Total
aircraft
1,253 1,188
Total
aircraft
551 480
~20%
YE 2015

Taking steps to improve our reliability
More efficiently re-route
passengers during
irregular operations
Use multi-variable
decision tool to inform
cancellation decisions

Reduce number of
regional carriers and
fleet types in hubs
Reduce ~25% of
regional maintenance
bases
Reducing variability Leveraging technology Simplifying operations
Become more
predictable and
consistent in operation
Improve positioning of
spare parts

Improving the value of the network

Re-banking at DEN (in progress), IAH (in progress) and ORD (1Q15)
Better align service to seasonal demand trends
~25% difference in capacity between high-demand and low-demand periods
Increase gauge by 5% while reducing departures by 3% in 2015
Fewer departures allow for better management of congested
airspace surrounding many of our hubs
De-hubbed operations in Cleveland to better match supply to demand
Restructuring Pacific flying
Beyond Narita capacity is ~50% lower 2014 vs. 2012
Re-banking and
seasonal shaping
Consolidating
frequencies
Optimizing
network structure

2012 2011 2010
1
$3.5+
2017E 2014E 2013

Ancillary revenue
($B)
1: 2010 results are pro-forma
Expect to continue steadily growing ancillary revenue,
providing better choice and experience to our customers
New products
Powerful and nimble
technology platforms
Dynamic pricing
capabilities
Expand availability
+7% CAGR
$3.0
$2.8
$2.5
$2.4
$2.2

Improving long-term shareholder value 12 Balance cash flow allocation Increase earnings 2x – 4x Generate ROIC greater than 10% Expand revenue Grow CASM less than inflation

Sarah Murphy Vice President Financial Planning & Analysis

Improving long-term shareholder value 14 Balance cash flow allocation Increase earnings 2x – 4x Generate ROIC greater than 10% Grow CASM less than inflation Expand revenue

Expect 2014 CASM ex-fuel to grow less than inflation,
with similar performance through 2017

YoY CASM ex-fuel
1
Sources: SEC filings; 2014E capacity from October 23  Investor Update
1 CASM ex-fuel numbers also exclude profit sharing, third party business expense and special charges
1.0%
3Q
6.4%
2Q
(0.2%)
7.0%
1Q
3.1%
11.1%
4Q
1¼% - 2¼%
0.6%
2013
2014
2014 (0.3%) (0.1%) 0.5% 0.5% - 1.5% 0.2% - 0.4%
1.2% - 1.6%
6.3%
YoY capacity H/(L)
Full Year
More than one
point lower than
original FY14
guidance

UNITED

UNITED

UNITED
Welcome to the new united.com

T606 Electric

UNITED

Making good progress in achieving $2 billion in annual
cost savings by 2017

Expect to achieve more than $300M in non-fuel savings
and nearly $200M in fuel savings in 2014
Maintenance
~$100M
Fuel
consumption
~$1B
Productivity
~$500M
Distribution
~$100M
Sourcing
~$150M

Productivity and fuel initiatives drive significant savings

Adding fuel efficient aircraft 2014 - 2015:
85 Embraer 175s
10%+ more fuel efficient
52 Boeing 737-900ERs
15%+ more fuel efficient
17 Boeing 787s
15 -20% more fuel efficient
Process improvements
Better use of ground power
Single engine taxi
Fuel Initiatives YoY Productivity Improvement
1
1Q14
4.0%
3.7%
2Q14 3Q14 FY14 Goal
1.4%
3.0%
1 Percent change in YOY ASMs/FTEs

Revenue and cost initiatives driving improved earnings

Return on invested capital Pre-tax margin
1
(Trailing twelve months)
1 Pre-tax margin excludes special items; FY2013 and FY2014 exclude impact of non-cash fuel hedge
FY2012
8.0%
12.3%
10.0%
FY2013 TME3Q14 FY2012
1.6%
4.5%
2.7%
FY2013 TME3Q14

Improving balance sheet

Total debt outstanding
1
($B)
1: Includes annualized aircraft rent capitalized at 7x
2: 2009 and 2010 data is pro forma
Unfunded pension liability
($B)
$1.5
2012
$2.4
3Q 2014 2010
2
$1.8
$1.5
2011
2009
2
$23.8
$20.1
Target 3Q 2014 2012
$18.4
~$15B

Cash flow priorities

Maintain unrestricted liquidity balance of $5B - $6B, including revolver
Average capital expenditure of $2.8B - $3.0B from 2014 - 2017
Achieve ~$15B gross debt target and improve leverage ratios
Consistently fund $125M - $150M in excess of minimum required to ensure manageable pension obligations
Complete $1B share repurchase program within the next 3 years and continue to evolve shareholder compensation
Liquidity
balance
Capital
investment
Debt reduction
Pension
funding
Shareholder
compensation
Shareholder

Improving long-term shareholder value 21 Balance cash flow allocation Increase earnings 2x – 4x Generate ROIC greater than 10% Expand revenue Grow CASM less than inflation